THE FIRST AMERICAN CORPORATION REPORTS
                  OPERATING RESULTS FOR THE FIRST QUARTER 2002
              -Segment Data Expanded to Highlight Diversification-

SANTA ANA, Calif., April 25, 2002 - The First American Corporation (NYSE: FAF), the nation's leading, diversified provider of business information and related products and services, announced today operating results for the first quarter ended March 31, 2002.

     Net income for the first quarter 2002 was $44.1 million, the highest first quarter net income in the company's history, or 57 cents per diluted share. This represents a 114 percent increase when compared with 2001 first quarter net income of $20.6 million, or 30 cents per diluted share, which excludes a previously announced one-time item. Revenues for the first three months of 2002 totaled $1.04 billion, also a first-quarter record, representing an increase of 36 percent when compared with 2001 first quarter revenues of $766.7 million.

     "We are extremely pleased with our first quarter results," stated Parker S. Kennedy, president of The First American Corporation. "While processing and closing near record order counts, we were able to exercise solid expense controls and significantly improve our margins when compared with the first quarter of 2001.

     "Refinance-related orders in our real estate-oriented businesses have declined but are still above normal levels. Orders relating to new home sales and resale activity remain at seasonally high levels, and new title order counts for the first quarter of 2002 were at record first-quarter levels."

     In order to provide expanded financial information that more accurately reflects the diversity of First American, beginning in the first quarter of 2002, the company established seven reporting segments. These reporting segments fall within two primary business groups, Financial Services and Information Technology. The Financial Services Group includes Title Insurance and Services, Specialty Insurance, and Trust and Other Services; and the Information Technology Group includes Mortgage Information, Property Information, Credit Information and Screening Information. The company's previous reporting segments included Title Insurance, Real Estate Information and Consumer Information. A five-year historical summary of the new reporting segments is included as part of this release.

                                    - more -

The First American Corporation Reports Operating Results for the First Quarter 2002
----------------------------------------------------------------------
Page 2-2-2

     "This expanded information reveals the character and quality of our earnings and helps differentiate First American from other title insurance companies," Kennedy added. "The new segments will enable investors to value First American business by business and should unlock shareholder value and deliver a higher earnings multiple.

     "In the future, First American will stand out as an information technology company leveraging its databases and technology to deliver information and other products and services to a wide array of customers. As a result of technology solutions, title insurance, the company's primary business, will in time produce increased margins closer to our information technology businesses and First American will enjoy a higher valuation in the years to come."

About The First American Corporation

     The First American Corporation is a Fortune 500 company that traces its history to 1889. As the nation's leading, diversified provider of business information, the company supplies businesses and consumers with the information resources that affect the major economic events of people's lives, such as getting a job; renting an apartment; buying a car, house, boat or airplane; securing a mortgage; opening or buying a business; and planning for retirement. The First American Family of Companies, many of which command leading market share positions in their respective industries, operate within seven primary business segments including: Title Insurance and Services, Specialty Insurance, Trust and Other Services, Mortgage Information, Property Information, Credit Information and Screening Information. With revenues of $3.75 billion in 2001, First American has more than 22,500 employees in approximately 1,300 offices throughout the United States and abroad. More information about the company and an archive of its press releases can be found at www.firstam.com.


     Certain statements made in this press release, including those relating to the effects of new segment reporting and technology solutions are forward-looking. Risks and uncertainties exist which may cause results to differ materially from those set forth in these forward-looking statements. Factors that could cause the anticipated results to differ from those described in the forward-looking statements include: interest rate fluctuations; changes in the performance of the real estate markets; general volatility in the capital markets; changes in applicable government regulations; consolidation among the company's significant customers and competitors; legal proceedings commenced by the California attorney general and related litigation; the company's continued ability to identify businesses to be acquired; changes in the company's ability to integrate businesses which it acquires; and other factors described in the company's Annual Report on Form 10-K for the year ended Dec. 31, 2001, filed with the Securities and Exchange Commission. The forward-looking statements speak only as of the date they are made. The company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

                                    - more -

The First American Corporation Reports Operating Results for the First Quarter 2002
----------------------------------------------------------------------
Page 3-3-3

                               Summary of Earnings


                                                    For the Three Months Ended
                                                            March 31
                                             -----------------------------------
                                                   2002                  2001
                                             -----------------------------------

Revenues                                     $1,042,981,000        $ 766,741,000
Income before income taxes and minority
   interests                                   $ 88,559,000         $ 39,198,000
Income taxes                                   $ 31,000,000         $ 13,500,000
Minority interests                             $ 13,484,000         $  6,922,000
Net income                                     $ 44,075,000         $ 18,776,000
Net income per share:
    Basic                                             $0.63                $0.29
    Diluted                                           $0.57                $0.27
Weighted average shares outstanding:
    Basic                                        69,995,000           64,165,000
    Diluted                                      80,985,000           68,797,000



                      Summary Title Insurance Order Counts
                             From Direct Operations

                                                    For the Three Months Ended
                                                            March 31
                                             -----------------------------------
                                                   2002                  2001
                                             -----------------------------------

Title orders opened:
     January                                      162,400              127,500
     February                                     149,000              139,100
     March                                        159,200              168,100
                                             ------------           ------------
            Total                                 470,600              434,700
                                             ============           ============

Title orders closed:
     January                                      138,200               72,900
     February                                     119,700               84,000
     March                                        135,100              113,200
                                             ------------           ------------
           Total                                  393,000              270,100
                                             =============          ============



                        Summary Balance Sheet Information


                                                 March 31         December 31
                                             -----------------------------------
                                                   2002              2001
                                             -----------------------------------
        Total stockholders' equity           $1,188,554,000       $1,104,452,000
        Book value per share                         $16.67               $16.08


                       (Additional Financial Data Follows)


                                    - more -

The First American Corporation Reports Operating Results for the First Quarter 2002
----------------------------------------------------------------------
Page 4-4-4

                            Selected Financial Data
                                  (Unaudited)

                                                 For the Three Months Ended
                                                          March 31
                                                --------------------------------
                                                    2002               2001
                                               ---------------------------------

RESULTS OF OPERATIONS
 Revenues
      Operating revenues                        $ 1,024,119,000  $   750,184,000
      Investment and other income                    18,862,000       16,557,000
                                                ---------------  ---------------
                                                  1,042,981,000      766,741,000
                                                ---------------  ---------------
 Expenses
      Salaries and other personnel costs            345,325,000      274,819,000
      Premiums retained by agents                   284,294,000      189,407,000
      Other operating expenses                      238,137,000      191,088,000
      Provision for policy losses and
        other claims                                 47,099,000       36,490,000
      Depreciation and amortization                  24,148,000       24,433,000
      Premium taxes                                   7,199,000        5,008,000
      Interest                                        8,220,000        6,298,000
                                                ---------------  ---------------
                                                    954,422,000      727,543,000
                                                ---------------  ---------------
 Income before income taxes and minority
   interests                                     $   88,559,000  $    39,198,000
                                                ===============  ===============

OPERATING REVENUES

Financial Services

  Title Insurance and Services:
     Direct operations                           $  387,174,000  $   289,270,000
     Agency operations                              356,797,000      234,254,000
                                                 --------------  ---------------

                                                    743,971,000      523,524,000
     Specialty Insurance                             29,312,000       26,755,000
     Trust and Other Services                        11,156,000        8,994,000
                                                 --------------  ---------------
                                                    784,439,000      559,273,000
                                                 --------------  ---------------
Information Technology

     Mortgage Information                           108,130,000       85,641,000
     Property Information                            55,110,000       50,501,000
     Credit Information                              52,999,000       44,509,000
     Screening Information                           23,441,000       10,260,000
                                                 --------------- ---------------
                                                    239,680,000      190,911,000
                                                 --------------- ---------------
Total operating revenues                        $ 1,024,119,000  $   750,184,000
                                                ===============  ===============

INCOME BEFORE INCOME TAXES AND
    MINORITY INTERESTS

Financial Services
     Title Insurance and Services                $   39,652,000  $    18,866,000
     Specialty Insurance                              5,682,000        (488,000)
     Trust and Other Services                         4,225,000        2,147,000
                                                ---------------  ---------------
                                                     49,559,000       20,525,000
                                                ---------------  ---------------
Information Technology
     Mortgage Information                            34,833,000       20,996,000
     Property Information                             8,317,000        3,252,000
     Credit Information                              12,653,000        6,261,000
     Screening Information                              782,000        (165,000)
                                                ---------------  ---------------
                                                     56,585,000       30,344,000
                                                ---------------  ---------------

Total before corporate expenses
                                                    106,144,000       50,869,000
     Corporate expenses                              17,585,000       11,671,000
                                                ---------------  ---------------
Income before income taxes and minority
  interests                                      $   88,559,000  $    39,198,000
                                                ===============  ===============

                                    - more -

The First American Corporation Reports Operating Results for the First Quarter 2002
----------------------------------------------------------------------
Page 5-5-5

                                                                        Five Year Historical Summary
                                                                             Segment Information
                                                                                 (in thousands)


                                                                            Year Ended December 31
                                                     2001              2000              1999             1998              1997
                                                -------------     -------------     -------------     -------------     ------------

Operating revenues

     Financial Services
           Title Insurance and Services          $ 2,648,993      $ 2,067,048       $ 2,153,878      $ 2,063,217       $ 1,461,967
           Specialty Insurance                       112,054          115,171            91,555           79,443            66,860
           Trust and Other Services                   39,882           33,635            29,022           24,751            20,007
                                                 -----------    -------------     -------------     -------------     ------------
                                                   2,800,929        2,215,854         2,274,455        2,167,411         1,548,834
                                                ------------    -------------     -------------     -------------     ------------
Information Technology
           Mortgage Information                      407,008          307,826           323,985          360,428           252,235
           Property Information                      210,975          161,040           151,270          152,595            21,054
           Credit Information                        194,981          154,341           156,415          164,646            95,386
           Screening Information                      49,093           38,467            30,071           22,027            15,396
                                                 -----------    -------------     -------------     -------------     ------------
                                                     862,057          661,674           661,741          699,696           384,071
                                                ------------    -------------     -------------     -------------     ------------
                Total                            $ 3,662,986      $ 2,877,528       $ 2,936,196      $ 2,867,107       $ 1,932,905
                                                ============    =============     =============     =============     ============

Income before income taxes, minority
  interests and corporate expenses

      Financial Services
           Title Insurance and Services           $  173,655        $  88,091        $  128,630       $  231,071         $  81,907
           Specialty Insurance                        11,929           17,048            16,933            9,423            11,104
           Trust and Other Services                   12,270           10,350             9,545            7,156             4,062
                                                ------------    -------------     -------------     -------------     ------------
                                                     197,854          115,489           155,108          247,650            97,073
                                                ------------    -------------     -------------     -------------     ------------

      Information Technology
           Mortgage Information                      145,989           50,310            62,459           97,246            38,529
           Property Information                       19,083            1,800            (3,141)            (843)           (2,326)
           Credit Information                         30,062           15,278             8,460           25,018            11,088
           Screening Information                        (286)           1,009              (650)           1,264               284
                                                ------------    -------------     -------------     -------------     ------------
                                                     194,848           68,397            67,128          122,685            47,575
                                                ------------    -------------     -------------     -------------     ------------
                Total                             $  392,702       $  183,886        $  222,236       $  370,335        $  144,648
                                                ============    =============     =============     =============     ============



                                                  # # #